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                                   PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT is made as of April 30, 1999, by IMAGEX.COM, INC. ("Pledgor") for the benefit of Bank of America National Trust and Savings Association, doing business as SEAFIRST BANK (the "Bank").

                                       RECITALS

     A. KEYSTONE ACQUISITION CORP. ("Borrower") and Bank have entered into a Credit Agreement dated as April 30, 1999 (the "Credit Agreement") pursuant to which Bank has agreed to extend certain credit accommodations to Borrower (the "Credit"). Pledgor is a guarantor of Borrower's obligations under the Credit Agreement.

     B. The execution and delivery of this Agreement is a material condition precedent to Bank's obligation to make available to Borrower the Credit as provided in the Credit Agreement.

     C. Pledgor is financially interested in Borrower, which will benefit materially from the Credit.

     Based on these recitals, it is mutually agreed as follows:

     1. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings given in Credit Agreement. "Pledged Stock" means all shares of Borrower's capital stock.

     2. SECURITY INTEREST. Pledgor hereby pledges, assigns and grants to Bank a security interest in all of its right, title and interest in and to the following personal property, whether now owned or hereafter acquired (the "Collateral"):

           (a) Initial Shares of Stock. All Pledged Stock which is registered in the name of Pledgor.

           (b) Additional Shares of Company Stock. Such additional shares of common stock of Company as are delivered to Bank from time to time to be held in pledge under this Agreement as required hereunder;

           (c) Related Rights. All securities and stock powers delivered by Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such securities, and all stock and other non-cash dividends, including liquidating dividends, stock rights, warrants and other rights to subscribe at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and in the event Pledgor receives any such property, Pledgor will immediately deliver it to Bank to be held hereunder; and

           (d) Proceeds and Products. All cash and non-cash proceeds and products of all of the foregoing property;

     3. TRANSFER OF INSTRUMENTS, ETC. Pledgor agrees to deliver to Bank all instruments and stock certificates pertaining to the Collateral now owned and to deliver to Bank promptly upon receipt thereof all instruments and stock certificates pertaining to the Collateral hereafter acquired. Without limiting the foregoing, if Pledgor shall become entitled to receive or shall receive, in connection with any of the Collateral, any: (i) stock certificate, including without limitation any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, split-off or split-up, or liquidation; (ii) option, warrant, or right, whether as an addition to or in substitution or in exchange for any of its securities, or otherwise; or (iii) dividend (provided that Pledgor shall be entitled to retain any cash dividend declared and paid at a time when no Default has occurred and is continuing) or distribution payable in property, including securities issued by other than the issuer of any of its securities; then Pledgor shall accept the same as Bank's agent, in trust for Bank, and shall deliver them forthwith to Bank in the exact form received, with, as applicable, Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by Bank, subject to the terms hereof, as part of the Collateral.

     4. WARRANTY. Pledgor represents and warrants that (i) Pledgor is not entering into this Agreement in order to circumvent the reporting requirements of Section 13(d) or 13(g) of the Securities

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and Exchange Act of 1934; (ii) to the extent required, Pledgor will continue to report the securities as beneficially owned by Pledgor on Pledgor's
Schedule 13D or 13G filings with the SEC; and (iii) Pledgor will timely inform Bank and keep Bank current as to all information needed to permit timely preparation and filing by Bank of any statement on Schedule 13D or 13G that may be required after Default.

     5. OBLIGATIONS SECURED. This Pledge Agreement is given to secure the full and timely performance by Borrower of all "Obligations," as such term is defined in the Credit Agreement.

     6. CERTAIN AGREEMENTS REGARDING THE COLLATERAL. Pledgor represents and warrants to Bank that:

           (a) Pledgor is the legal and beneficial owner of all of the Collateral and is not prohibited by contract or otherwise from subjecting the same to the pledge and security interest created hereby;

           (b)   The Collateral is free and clear of all liens;

           (c) No governmental approval or filing or registration with any governmental authority is required for the making and performance by Pledgor of this Agreement;

           (d) All shares of Company stock which have been or will be pledged hereunder have been duly and validly issued, are fully paid and nonassessable and are endorsed and in good order for transfer;

           (e) Pledgor will neither create nor suffer to exist any lien on the Collateral other than the lien granted hereunder, nor sell, transfer, lease or otherwise dispose of any item of Collateral except to Bank in accordance herewith; and

           (f) Pledgor will fully and punctually perform any duty required of him in connection with the Collateral and will not take any action which will impair, damage or destroy Bank's rights with respect to the Collateral or hereunder or the value thereof.

     7. PLEDGOR'S VOTING RIGHTS. So long as no Default has occurred and is continuing, Pledgor shall be entitled to exercise, or permit others to exercise, any voting rights incident to the Collateral. Upon the occurrence and continuation of a Default, at the option of Bank and upon notice to Pledgor, Pledgor's right to exercise, or permit others to exercise, such voting rights shall immediately cease and terminate and all voting rights with respect to the Collateral shall thereupon rest solely and exclusively in Bank. The foregoing sentence shall constitute and grant to Bank an irrevocable proxy coupled with an interest to vote the Collateral upon the occurrence and continuation of such a Default, and any officer of any corporation whose voting stock constitutes collateral, including without limitation any inspectors of elections or tellers, may rely hereon and on any written notice from Bank as to the existence of a Default and Bank's right to vote such Collateral.

     8. APPOINTMENT OF AGENT. So long as any Obligation remains unpaid or Bank has any commitment to make the Credit available to Borrower, Pledgor does hereby designate and appoint Bank Pledgor's true and lawful attorney with power irrevocable, for Pledgor and in Pledgor's name, place and stead, whether or not a Default shall have occurred, to ask, demand, receive, receipt and give acquittance for any and all amounts which may be or become due or payable to Pledgor with respect to the Collateral, and in Bank's sole discretion to file any claim or take any action or proceeding, or either, in its own name or in the name of Pledgor, or otherwise, which Bank deems necessary or desirable in order to collect or enforce payment of any and all amounts which may become due or owing with respect to the Collateral. The acceptance of this appointment and the appointment set forth in Section 6 above by Bank shall not obligate it to perform any duty, covenant or obligation required to be performed by Pledgor under or by virtue of the Collateral. Bank may also execute, on behalf of Pledgor, any financing statements or other instruments which in its opinion or the opinion of Bank may be necessary or desirable to perfect or protect Bank's position with respect to the Collateral. Without limiting the generality of the foregoing, Bank is authorized at any time to exercise any right of Pledgor, or enforce any obligation owed to Pledgor pertaining to the Collateral and any expenses incurred by Bank in connection therewith shall bear interest from the date incurred until repaid by Pledgor at a per annum rate (the "Default Interest Rate") equal to the Reference Rate (as defined in the Credit Agreement) plus 3.0%. Any such amounts shall be secured hereby and shall be repaid by Pledgor on demand.

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     9.    TAXES.  Pledgor will pay before delinquency any taxes which are or may become through assessment or distraint or otherwise a lien on the Collateral and will pay any tax which may be levied on any Obligation secured hereby.

     10. RELEASE OF COLLATERAL, ETC. The obligations of Pledgor hereunder shall not be affected by the release or substitution of any Collateral or by the release of or any renewal or extensions of time to any party to any instrument, obligation or liability secured hereby. Bank shall not be bound to resort to or exhaust its recourse or to take any action against other parties or other collateral. Beyond the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, Bank shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to Pledgor.

     11. FURTHER ASSURANCES. Pledgor, at Pledgor's sole cost and expense, will at any time and from time to time hereafter (a) execute such financing statements and other instruments and perform such other acts as Bank may reasonably request to establish and maintain the security interests herein granted by Pledgor to Bank and the priority and continued perfection thereof;
(b) obtain and promptly furnish to Bank evidence of all such government approvals as may be required to enable Pledgor to comply with Pledgor's obligations hereunder; and (c) execute and deliver all such other instruments and perform all such other acts as Bank may reasonably request to carry out the transactions contemplated hereunder and under the Note.

     12. EXPENSES INCURRED BY SECURED PARTY. Bank is not required to, but may, at its option, pay any tax, filing or recording fees, or other charges payable by Pledgor hereunder or under the Note and any such amount shall bear interest from the date of payment until repaid at the Default Interest Rate. Such amounts shall be repayable by Pledgor on demand and Pledgor's obligation to make such repayment shall constitute an additional Obligation secured hereby.

     13. REMEDIES UPON DEFAULT. If a "Default" (as defined in the Credit Agreement) shall occur, Bank shall have all of the remedies provided by law or equity and, without limiting the generality of the foregoing, or the remedies provided in any other section hereof, shall have the right to:

           (a) Exercise the remedies of a secured party under the Uniform Commercial Code;

           (b) Exercise all voting rights incident to the Collateral as provided in Section 6 above;

           (c) Receive all dividends and all other distributions of any kind on all or any of the Collateral;

           (d) Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of Pledgor pertaining or relating to the Collateral (Pledgor hereby irrevocably constituting and appointing Bank its proxy and attorney-in-fact with full power of substitution so to do), although Bank shall not have any duty to exercise any such rights, privileges, options or powers or to sell or to otherwise realize upon any of the Collateral, as hereinafter authorized, or to preserve the same, and Bank shall not be responsible for any failure to do so or delay in so doing; and/or

           (e) Sell, assign and deliver the whole or, from time to time, any part of the Collateral at any broker's board or at any private sale or at public auction, with or without demand or advertisement of the time or place of sale or adjournment thereof or otherwise, for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Bank in its discretion may determine, and Bank may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. For the purposes hereof, (i) a private sale shall, in the case of the Collateral, mean a sale after solicitation of a number of persons reasonably approximating the maximum number which, in the sole opinion of Bank, shall not require registration of the Collateral so being offered for sale pursuant to the Securities Act of 1933, as amended (the "1933 Act"), or compliance with any applicable state securities law commonly known as a "Blue Sky Law", and (ii) an agreement to sell all or any part of the Collateral shall be treated as a sale thereof, and Bank shall be free to carry out such sale

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     pursuant to such agreement and Pledgor shall not be entitled to the return of any Collateral subject thereto, notwithstanding the fact that after Bank shall have entered into such an agreement all Defaults may have been remedied or the obligations may have been paid in full.

In view of the possible position of Pledgor as an "affiliate" or "control person" of the issuer of all or a portion of securities constituting the Collateral under the 1933 Act, Pledgor understands that compliance with the 1933 Act may very strictly limit the course of conduct of Bank if Bank were to attempt to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Pledgor also understands that there may be other legal restrictions or limitations affecting Bank in any attempts to dispose of all or any part of the Collateral under applicable Blue Sky or other state securities laws. Pledgor agrees that any private sale conducted in a manner which complies with the 1933 Act and Blue Sky or state securities laws shall be commercially reasonable (within the meaning of Section 9-504(3) of the Uniform Commercial Code), and Pledgor hereby waives any claims against Bank arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Bank accepts the first offer received and does not offer the Collateral to more than one possible purchaser. Without limiting the generality of the foregoing, the foregoing provisions would apply if, for example, Bank were to place all or any part of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Collateral for its own account, or if Bank placed all or any part of the Collateral privately with a purchaser or purchasers.

     14. NOTICE. Pledgor agrees that a period of 10 days from the date notice is sent shall be a reasonable period of notification, if required, of sale or other disposition of Collateral by Bank as secured party.

     15. HOLD HARMLESS. Pledgor will indemnify and hold Bank harmless from all liability, loss, damage or expense, including attorneys' fees and costs, that Bank may incur in compliance with or the enforcement of the terms of this Agreement. The covenants set forth in this Section 15 shall survive the termination of this Agreement.

     16. NO WAIVER; REMEDIES CUMULATIVE. No failure by Bank to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The exercise of any right, power, or remedy shall in no event constitute a cure or waiver of any Default nor prejudice the right of Bank in the exercise of any right hereunder or thereunder, unless in the exercise of such right, all obligations are paid in full. The rights and remedies provided herein are cumulative and not exclusive of any right or remedy provided by law.

     17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, except insofar as the laws of a jurisdiction where Collateral is located require the laws of that jurisdiction to govern the creation, perfection, or enforcement of a lien on any such Collateral.

     18. CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. Pledgor hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Seattle, Washington, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement and hereby waives any objection to venue in any such court, and waives any claim that such forum is an inconvenient forum. Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law. Nothing herein shall impair the right of Bank to bring any action or proceeding against Pledgor, or any of Pledgor's property, in the courts of any other jurisdiction.

     19. NOTICES. All notices and other communications provided for in this Agreement shall be in writing (unless otherwise specified) and may be personally served, telecopied or sent by United States mail and shall be deemed to have been given when delivered in person, receipt of telecopy or three business days after deposit in the United States mail, with first class postage prepaid and properly addressed. For the purposes hereof, Pledgor's address (until notice of a change thereof is delivered as provided in this Section 19) shall be as set forth on the signature page of this Agreement.

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     20.   ASSIGNMENT.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, except that Pledgor may not make an assignment or transfer of all or any part of Pledgor's rights or obligations hereunder without the prior written consent of Bank, and any such assignment or transfer purported to be made without such consent shall be ineffective.

     21. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Pledgor waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     22. ENTIRE AGREEMENT; AMENDMENT. This Agreement comprises the entire agreement between Pledgor and Bank and may not be amended or modified except in writing. No provision of this Agreement may be waived except in writing and then only in the specific instance and for the specific purpose for which given.

     23. HEADINGS. The headings of the various provisions of this Agreement are for convenience or reference only, do not constitute a part hereof, and shall not affect the meaning or construction of any provision hereof.

     24. CONSTRUCTION. Except as otherwise provided, time is of the essence of the performance of each and every obligation of Pledgor set forth herein.

     25. ATTORNEYS' FEES AND EXPENSES. If attorneys are employed for collection, adjustment, enforcement, or settlement, whether suit be instituted or not, Bank shall be entitled to recover, upon demand, all losses, reasonable costs and expenses, including attorneys' fees (including the reasonable value of the services of in-house counsel) that may be incurred in connection with such collection, adjustment, settlement or suit. Bank shall also have the right to commence an action or appear in any proceeding or action purporting to affect the rights or duties of Pledgor hereunder, or the payment of said funds herein or therein required to be paid, and in connection therewith, Bank shall have the right to incur the necessary expenses, employ counsel and to pay reasonable legal fees. All such amounts owed to Bank are secured hereby.

     DATED as of the day and year first above written.

IMAGEX.COM, INC.



By      /s/  Richard Begert
  -------------------------------------

Title      President and CEO
     ----------------------------------

Address:

10800 N.E. 8th Street, Suite 200
Bellevue, WA  98004


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